Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-10
                             POOL PROFILE (7/9/2003)

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                                   ---------------------  --------------------
                                            Bid                 Tolerance
                                   ---------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                $300,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Aug-03
INTEREST RATE RANGE                           4.50-6.75
GROSS WAC                                        5.280%      (+7 bps/ -7 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                              1 bps
WAM (in months)                                     178          (+/- 2 month)

WALTV                                               56%          (maximum +5%)

CALIFORNIA %                                        45%        (maximum 49.4%)

AVERAGE LOAN BALANCE                           $480,000     (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,488,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                23%         (maximum  +5%)

PRIMARY RESIDENCE %                                 95%          (minimum -5%)

SINGLE-FAMILY DETACHED %                            95%          (minimum -5%)

FULL DOCUMENTATION %                                50%          (minimum -5%)

UNINSURED > 80% LTV %                                0%          (maximum +1%)

WA FICO                                             736          (minimum -10)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-10
                             POOL PROFILE (7/9/2003)
                               PRICING INFORMATION
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RATING AGENCIES                          TBD by Wells Fargo

PASS THRU RATE                                        4.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.03%

PRICING DATE                                            TBD

FINAL STRUCTURE DUE DATE                          11-Aug-03            9:00 AM

SETTLEMENT DATE                                   26-Aug-03

ASSUMED SUB LEVELS                                      AAA      1.300%
                                                         AA        TBD
                                                          A        TBD
                                                        BBB        TBD
                                                         BB        TBD
                                                          B        TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.



WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-07. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                              Brad Davis (301) 846-8009
                                            Mike Miller (301) 815-6397
                                            Gretchen Markley (301) 846-8356


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
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                                                WFASC Denomination Policy

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
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                                                                                     Minimum
                                                                                  Denomination      Physical       Book Entry
Type and Description of Certificates                                                 (1)(4)       Certificates    Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000         Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000         Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000         Allowed        Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)           Allowed        Allowed

Residual Certificates                                                                  (3)          Required      Not Allowed

All other types of Class A Certificates                                                (5)             (5)            (5)



Class B (Investment Grade)                                                          $100,000         Allowed        Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.